UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AXIL BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AXIL BRANDS, INC.

9150 Wilshire Boulevard, Suite 245

Beverly Hills, California 90212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 17, 2025

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of AXIL Brands, Inc. (the “Company,” “we,” “us” or “our”) to be held on December 17, 2025 beginning at 9:00 a.m. Pacific Time, at our headquarters located at 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212, for the following purposes:

1.	To elect Peter Dunne and Manu Ohri to serve as Class II directors for terms that will expire at the 2028 Annual Meeting of Stockholders;

2.	To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2026; and

3.	To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

Only stockholders of record at the close of business on October 22, 2025 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

Your vote is very important. We urge you to vote your proxy promptly by Internet, telephone or mail, as described in the proxy statement accompanying this notice, whether or not you plan to attend the Annual Meeting in person. Submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote in person. Proxies are being solicited on behalf of our Board of Directors. We look forward to your participation in the Annual Meeting. If you plan to attend the Annual Meeting in person, please email Jeff Brown at jbrown@goaxil.com no later than December 15, 2025.

By Order of The Board of Directors,

Jeff Toghraie

Chief Executive Officer and Chairman of the Board of Directors

Beverly Hills, California

October 23, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2025:
The Company’s proxy statement and Annual Report to Stockholders for the year ended May 31, 2025 are available at www.westcoaststocktransfer.com/AXIL

i

AXIL BRANDS, INC.

9150 Wilshire Boulevard, Suite 245

Beverly Hills, California 90212

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 17, 2025

GENERAL INFORMATION

These proxy materials are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of AXIL Brands, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 17, 2025 at 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212, at 9:00 a.m. Pacific Time, and at any adjournments or postponements of the Annual Meeting. The proxy materials, including this proxy statement, Annual Report on Form 10-K for the year ended May 31, 2025 (the “2025 Annual Report”), and form of proxy card, or the Notice of Internet Availability of Proxy Materials (the “Notice”), will be mailed to stockholders on or about October 29, 2025.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

We are pleased to take advantage of the rules of the U.S. Securities and Exchange Commission (the “SEC”) that allow us to furnish our proxy materials over the Internet, which helps the environment and reduces the costs associated with printing and distributing our proxy materials. Accordingly, we have sent to our beneficial owners and stockholders of record the Notice. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.

Why did I receive a full set of proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet.

The SEC has enacted rules that permit us to make available electronic versions of the proxy materials to stockholders even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the Annual Meeting with respect to our beneficial owners and stockholders of record.

Who can vote at the Annual Meeting?

Only common stockholders of record at the close of business on October 22, 2025 (the “record date”) will be entitled to vote at the Annual Meeting. On the record date, there were 6,757,717 shares of our common stock outstanding and entitled to vote.

1

What am I voting on?

There are two matters scheduled for a vote:

1.	Election of Peter Dunne and Manu Ohri to serve as Class II directors for terms that will expire at the 2028 Annual Meeting of Stockholders; and

2.	Ratification of the appointment of Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2026.

How do I vote?

For Proposal 1 (election of directors), you may vote “For” or “Withhold” your vote from each of the director nominees. For Proposal 2 (ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending May 31, 2026), you may vote “For” or “Against” or abstain from voting on the proposal.

Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with the instructions on the proxy card or as instructed via Internet or telephone. Voting by proxy will not affect your right to attend the Annual Meeting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name through our stock transfer agent, West Coast Stock Transfer Inc., or you have stock certificates, you are a stockholder of record and may vote:

•	By Internet. Follow the instructions in the Notice or, if you received a printed version of these proxy materials, the proxy card, to vote by Internet, including by scanning the QR code provided on the Notice or proxy card with your mobile device.

•	By telephone or by mail. If you received a printed version of these proxy materials, follow the instructions on the enclosed proxy card to vote by telephone, or complete and mail the enclosed proxy card in the enclosed postage prepaid envelope.

•	In person at the meeting. If you attend the Annual Meeting, you may vote in person during the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the record date, your shares were held not in your name, but rather through a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other nominee regarding how to vote the shares in your account and should follow the instructions contained in the Notice, proxy card or voting instruction form to vote by Internet, telephone or mail. If you want to vote your shares in person at the Annual Meeting, contact the bank, broker or other nominee who holds your shares to obtain a legal proxy and bring it with you to the Annual Meeting. You will not be able to attend the Annual Meeting unless you have proof of ownership from your bank, broker or other nominee. You should contact your bank, broker or other nominee or refer to the instructions provided by your bank, broker or other nominee for further information.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the record date. There is no cumulative voting for election of directors.

2

What if I submit a proxy but do not make specific choices?

If you properly submit a proxy, but do not specify your voting choice on one or more of the proposals included thereon, your shares will be voted “For” the election of each of the nominees for director and “For” the ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending May 31, 2026.

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

If you receive more than one Notice, proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting submission instructions you receive for each account to ensure that all your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting, subject to the deadlines that are described on the proxy card, Notice or voting instruction form. Only your latest, timely-received proxy will be counted.

If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•	You may submit another properly completed proxy card with a later date.

•	You may submit a new proxy by telephone or Internet.

•	You may send a timely written notice that you are revoking your proxy to our Secretary at our principal executive offices that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting.

•	You may attend the Annual Meeting and vote in person; however, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by a bank, broker or other nominee and you provide instructions to that nominee on a form received from the nominee, you may revoke or change your voting instructions only by contacting the nominee who holds your shares. You may not vote in person at the Annual Meeting unless you obtain a legal proxy from the bank, broker or other nominee. In such event, your attendance at the Annual Meeting will not, by itself, revoke prior voting instructions.

What are “broker non-votes”?

If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal for which your bank, broker or other nominee does not have or does not exercise discretionary authority to vote (a “broker non-vote”). Brokers are not permitted to vote on matters that are not considered “routine,” including the election of directors; therefore, if your shares are held by a broker, you must provide voting instructions if you want your broker to vote on such matters. Ratification of the appointment of Salberg is considered a “routine” matter; therefore, your broker generally will have discretion to vote your shares on this proposal if you do not provide voting instructions. The effect of a broker non-vote on each proposal is discussed below.

3

How many votes are needed to approve each proposal?

The following table indicates the vote required for approval of each matter to be presented to the stockholders at the Annual Meeting and the effect of withhold votes or abstentions and broker non-votes.

Proposal	Required Vote	Effect of Withhold Votes, Abstentions and Broker Non-Votes
Proposal 1 – Election of two Class II directors	The two nominees receiving the most “For” votes will be elected.	Withhold votes and broker non-votes will have no effect on this proposal.
Proposal 2 – Ratification of the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending May 31, 2026	Approval requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote.	Abstentions will have the effect of a vote “against” this proposal. Broker non-votes, if any, will have no effect on this proposal. As this is a “routine” proposal, if you do not provide voting instructions to your broker, your broker generally will have discretion to vote your shares on this proposal.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the stockholders having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting are present or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Who can attend the meeting, and what are the rules for admission or voting at the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. If you plan to attend the Annual Meeting, please email Jeff Brown at jbrown@goaxil.com no later than December 15, 2025. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your ownership of our common stock on the record date. Please note that if you hold shares in street name (that is, through a bank, broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date in order to attend the Annual Meeting. If you want to vote shares that you hold in street name in person at the Annual Meeting, you must bring a legal proxy in your name from the bank, broker or other nominee that holds your shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Our directors, officers and employees may solicit proxies in person, by email or telephone, or by other means of communication, without receiving additional compensation. We will reimburse brokers, banks and other nominees who hold shares of common stock in their names for the expenses of furnishing proxy materials to beneficial owners of the shares. We may retain a proxy solicitor in conjunction with the Annual Meeting, and its employees may assist us in the solicitation. We will pay all costs of soliciting proxies, including, in the event we retain a proxy solicitor, their fee and reasonable out-of-pocket expenses, if any.

Are proxy materials available on the Internet?

This proxy statement and our 2025 Annual Report are available at www.westcoaststocktransfer.com/AXIL.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the Annual Meeting.

4

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board is divided into three classes: Class I, Class II, and Class III. Each director will serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected and such director’s successor is elected and qualified, or until such director’s earlier death, resignation, disqualification or removal from office.

Our Board currently consists of five members: Jeff Toghraie, Jeff Brown, Peter Dunne, Nancy Hundt, and Manu Ohri. The term of office of the Class II directors expires at the Annual Meeting. The Nominating and Corporate Governance Committee recommended to the Board, and the Board has set, the number of Class II directors at two and has nominated Peter Dunne and Manu Ohri for election as Class II directors at the Annual Meeting. Mr. Dunne and Mr. Ohri were both recommended as a director by the Chairman of the Board. If elected at the Annual Meeting, each of these nominees will serve until the 2028 Annual Meeting and until the nominee’s successor is elected, or, if sooner, until the nominee’s death, resignation, disqualification or removal from office.

In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy. As of the record date, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

The following is a brief biography of the nominees for Class II director and each person whose term of office as a Class I and Class III director will continue after the Annual Meeting. Ages in the table are as of the record date.

Name	Age	Position
Class II Director Nominees (Term Expiring at Annual Meeting):
Peter Dunne	84	Director
Manu Ohri	69	Director
Class I Director (Term Expires at 2026 Annual Meeting):
Nancy Hundt	57	Director
Class III Directors (Term Expires at 2027 Annual Meeting):
Jeff Toghraie	58	Chief Executive Officer and Chairman of the Board
Jeff Brown	43	Chief Financial Officer, Chief Operating Officer and Director

Directors and Nominees

Class II Director Nominees for Election for a Three-Year Term Expiring at the 2028 Annual Meeting

Peter Dunne has been a member of our Board since February 2024. From March 2010 until December 2023, Mr. Dunne served as president of Peter Dunne Investments, LLC, a corporate advisory firm, where he served as an advisor and consultant to several U.S. and international firms on the viability of entering the Asia markets. Prior to heading his international consulting firm, Mr. Dunne acted as a transactional advisor to a number of high-profile mergers and acquisitions, including the financing and development of the Forum at Caesars Palace in Las Vegas, the acquisition of the Ralph Lauren headquarters in New York City, the acquisition of the Beverly Wilshire Hotel, and the acquisition of the Four Seasons Hotels in New York and Milan. He holds a bachelor’s degree in business administration from St. John’s University.

Mr. Dunne brings more than 20 years of experience in strategic planning. Mr. Dunne’s extensive involvement in strategic planning across a variety of domestic and international consumer and retail industries brings a unique and valuable perspective to our Board.

5

Manu Ohri has been a member of our Board since February 2024. Mr. Ohri provides consulting and advisory services to various companies. Mr. Ohri previously served as chief financial officer of GT Biopharma, Inc., a clinical stage biopharmaceutical company, from February 2022 to June 2024. Prior to that, from January 2010 to December 2016, Mr. Ohri served as a management consultant for Anarjay Concepts, Inc., where he provided management consulting and business advisory services to privately-held and publicly traded companies. From January 2017 until June 2019, Mr. Ohri served as chief financial officer and as a member of the board of directors of ToughBuilt Industries, Inc., which designs and distributes tools and accessories to the home improvement community and the building industry. Mr. Ohri is a Certified Public Accountant and Chartered Global Management Accountant with over seven years of experience with Deloitte & Touche LLP and PricewaterhouseCoopers, LLP. He holds a master’s degree in business administration from the University of Detroit and a bachelor’s degree in commerce from the University of Delhi. Mr. Ohri previously served as a director of Shengda Network Technology, Inc.

Mr. Ohri has over 30 years of experience working with boards of directors and financial institutions and with compliance with U.S. and international financial accounting and reporting standards, investor relations, mergers and acquisitions, strategic planning, and team-building and project management. He brings to our Board a diverse array of skills, experience, and industry knowledge.

Class I Director Continuing in Office Until the 2026 Annual Meeting

Nancy Hundt has been a member of our Board since May 2015. She has served as chief operating officer of Academy Optical, Inc., a prescription eyewear retailer, since February 2019. Prior to that, from September 2009 to February 2019, Ms. Hundt served as director of operations for Academy Optical, Inc. Additionally, Ms. Hundt has served as a representative of the American Board of Opticianry, an optical industry retail group, since October 1991.

Ms. Hundt brings to our Board more than 30 years of strategic planning and advising experience in the retail industry. She has a diverse background as a consultant and retail sales expert, and she has a strong understanding of our business strategy.

Class III Directors Continuing in Office Until the 2027 Annual Meeting

Jeff Toghraie has served as our Chief Executive Officer and as a member of and chairman of our Board since June 2015. Mr. Toghraie joined Intrepid Global Advisors, which provides advisory services, in October 2010 and is a managing director and principal of that firm. Mr. Toghraie has been involved with various privately held development stage companies as a director and/or in advisory positions for more than 20 years.

Mr. Toghraie brings more than 20 years of experience in our industry. His background working with development stage companies and extensive business and operational experience provide us with the expertise to implement complex and innovative strategies and makes him uniquely suited to serve on our Board.

Jeff Brown has served as our Chief Financial Officer since May 2024 and Chief Operating Officer since March 2017 and as a member of our Board since February 2024. Mr. Brown also serves as the co-owner, Chairman of the board of directors and Chief Financial Officer of BZ Capital Strategies, which provides consulting services and serves as an investment vehicle. Previously, from July 2016 to March 2017, Mr. Brown held consulting positions at Polar Solar Inc., a company responsible for making commercial solar panels available to the residential market, and Mind Fitness Lab, a technology company that developed and distributed mobile applications for mental health professionals. From June 2012 until July 2015, he was the President of RNA Pro, a company that distributed agricultural supplements. He holds a master’s degree in business administration from Pepperdine University and a bachelor’s degree in political science from University of California, Irvine.

Mr. Brown brings over 15 years of operational experience in our industry. His experience, deep industry knowledge, and comprehensive understanding of the execution and operational needs of a fast-growing business allow him to provide targeted and forward-thinking insight to our Board.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.

6

THE BOARD, ITS COMMITTEES AND ITS COMPENSATION

Director Independence

We are subject to the corporate governance requirements of the NYSE American LLC (the “NYSE American”) and apply the rules of the SEC and the NYSE American to evaluate the independence of our directors. The Board has determined that, of the five Board members, each of Mr. Dunne, Ms. Hundt, and Mr. Ohri qualifies as independent under the NYSE American listing standards. Accordingly, our Board is currently comprised of a majority of directors who qualify as independent directors under the rules adopted by the SEC and NYSE American, and all Board committee members are independent for the purposes of the committees on which they serve. In making such independence determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence.

Board Leadership Structure

As stated in our Corporate Governance Guidelines, the Board does not have a policy on whether the role of Chairman and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chairman should be selected from the Company’s independent directors. The Board is responsible for establishing and maintaining the most effective leadership structure for the Company and will select the Chairman in a way that it considers in the best interests of the Company. At this time, the Board believes that combining the roles of Chairman and Chief Executive Officer is in the best interests of the Company and its stockholders because the combined role enhances the alignment between the Board and management in strategic planning and execution and operational matters, avoids the confusion over roles, responsibilities and authority that can result from separating the positions and facilitates effective communication between management and our Board to bring key issues to its attention and to see that our Board’s guidance and decisions are implemented effectively by management. The Board does not believe that one particular leadership structure is appropriate at all times and will continue to evaluate the Board’s leadership structure from time to time. In addition, the Board believes that the processes it has established for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure.

Board’s Role in Risk Oversight

While our executive officers are responsible for the day-to-day management of the material risks we face, one of the key functions of our Board of Directors is informed oversight of our risk management process. In particular, our Board of Directors is responsible for monitoring and assessing strategic and operational risk exposure related to our business, which may include regulatory, financial, human capital, sustainability, safety, information technology and cybersecurity, litigation and reputation risks, among others. Our Board of Directors administers its oversight function directly as a whole. Our Board of Directors also administers its oversight through various standing committees, which address risks inherent in their respective areas of oversight. For example, our Audit Committee is responsible for overseeing the management of risks associated with financial reporting, accounting and auditing matters and legal and regulatory compliance, as well as our information technology and technology risks, such as cybersecurity, and our related party transactions and conflicts of interest and associated risks; our Compensation Committee oversees the management of risks associated with our compensation policies and programs and human capital management; and our Nominating and Corporate Governance Committee oversees the management of risks associated with director independence, composition and organization of our Board of Directors, director and officer succession planning, and our corporate governance practices. The committee members will regularly report to the full Board of Directors on material developments in their areas of oversight. Upon the request of the committees, our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, and other senior management attend meetings of these committees when they are not in executive session, and may report on matters that would not be otherwise addressed at these meetings.

7

Board Committees

Our Board currently consists of five directors. Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each member of each standing committee of our Board qualifies as an independent director in accordance with the applicable rules of the SEC and NYSE American. Each standing committee operates pursuant to a written charter adopted by our Board, each of which is posted on the Investors section of our website at www.goaxil.com. Our Board may establish other committees as it deems necessary or appropriate from time to time.

As of the record date, the membership of the standing committees was as follows:

Board Member	Audit	Compensation	Nominating & Corporate Governance
Jeff Toghraie
Jeff Brown
Peter Dunne	X	X	Chair
Nancy Hundt	X	Chair	X
Manu Ohri	Chair	X	X
Number of Meetings Held During Fiscal 2025	4	1	1

Audit Committee

The purpose of the Committee is to, among other things, assist the Board with oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the Company’s independent registered auditors’ qualifications and independence, internal controls and the performance of the Company’s independent auditors. Among other matters, the Audit Committee evaluates our independent auditors’ qualifications and independence (as required under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”)), receives from the independent auditors written disclosures regarding the auditors’ independence pursuant to applicable PCAOB requirements and discusses the independent auditors’ independence with the independent auditors. The Audit Committee also determines the appointment, retention, and compensation of the independent auditors; evaluates the qualifications, performance and independence of the independent auditors at least annually; pre-approves audit and permitted non-audit and tax services, and the terms of such services, to be provided by our independent registered public accounting firm; reviews with management and the independent auditors the adequacy and effectiveness of the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures; reviews and discusses with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures, including the disclosures in our annual and quarterly reports to be filed with the SEC; reviews our risk assessment and risk management processes; reviews legal and regulatory matters; establishes procedures for receiving, retaining, and investigating complaints received by us regarding accounting, internal accounting controls or audit matters; oversees any internal audit function; reviews and approves related person transactions; and reviews and evaluates the Audit Committee charter and performance. Our independent registered public accounting firm and management each periodically meet privately with our Audit Committee.

All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NYSE American listing rules. Our Board of Directors has determined that Mr. Ohri qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements of NYSE American listing standards. In making this determination, our Board of Directors considered Mr. Ohri’s prior experience, business acumen and independence.

8

Compensation Committee

The purpose of the Compensation Committee is to carry out the responsibilities delegated by the Board relating to the review and determination of executive compensation, as well as establishing executive compensation policies consistent with Company objectives and stockholders’ interests, reviewing the performance of executive officers, and adjusting and awarding compensation, including incentive-based compensation. Among other matters, the Compensation Committee reviews the Company’s compensation philosophy and the adequacy of compensation plans and programs for directors, executive officers and other employees; reviews and approves, or recommends the Board approve, corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers and evaluates the performance of these officers considering those goals and objectives, and sets, or recommends to the Board, the compensation of these officers based on such evaluations; reviews and makes recommendations to the Board with respect to director compensation; approves the issuance of stock options, restricted stock and other awards under our equity compensation plans; reviews and discusses the necessary compensation disclosures required by the SEC; assists the Board in its oversight of human capital management; oversees the application of our Clawback Policy; and reviews and evaluates the Compensation Committee charter and performance.

The Compensation Committee may approve executive compensation arrangements or, when appropriate, may recommend such matters to the full Board for approval. All Compensation Committee recommendations regarding director compensation are subject to approval by the full Board. Pursuant to its charter, the Compensation Committee may delegate any of its responsibilities to a subcommittee. No executive officers may be present during any Compensation Committee voting or deliberations with respect to our Chief Executive Officer’s compensation. Our Chief Executive Officer may, at the Compensation Committee’s discretion, be present during any other voting or deliberations regarding compensation of our other executive officers.

Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Nominating and Corporate Governance Committee

The purpose of our Nominating and Corporate Governance Committee is to carry out the responsibilities delegated by the Board relating to the Company’s director nominations process and procedures and developing and maintaining the Company’s corporate governance policies. Among other matters, the Nominating Committee makes recommendations regarding identification, evaluation and nomination of director candidates and the structure and composition of our Board and committees thereof; oversees our corporate governance documents, policies and procedures, including the Corporate Governance Guidelines; reviews corporate governance disclosures included in our SEC filings; monitors compliance with the Code of Business Conduct and Ethics; contributes to succession planning; develops, and recommends to the Board, policies and procedures regarding the nomination of directors or other corporate governance matters; oversees the Board self-evaluation process; and reviews and evaluates the Nominating and Corporate Governance Committee charter and performance.

The Nominating and Corporate Governance Committee considers the following criteria, set forth in the Corporate Governance Guidelines, among other criteria that it deems appropriate, in recommending candidates for service on the Board:

•	Judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business;

•	Diversity of viewpoints, background, work and other experiences (including military service), and other demographics;

•	Business or other relevant experience; and

•	The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

9

In assessing director candidates, the Nominating and Corporate Governance Committee considers age, skills, experiences, background and such other factors as it deems appropriate given our current needs and the current needs of the Board, to maintain a balance of knowledge, experience and capability. The Nominating and Corporate Governance Committee does not have a formal diversity policy (however that term may be defined). The Nominating and Corporate Governance Committee recognizes that having a Board with a variety of viewpoints, backgrounds, and experiences provides a more comprehensive decision-making process. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee will assess the independence of the nominee under applicable SEC rules and regulations and NYSE American listing standards. The Nominating and Corporate Governance Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee may use outside consultants to assist in identifying candidates. If a candidate passes the preliminary review, members of the Board and/or the Chief Executive Officer will interview the candidate to confirm whether he or she possesses the criteria established by the Nominating and Corporate Governance Committee, in addition to his or her personality, leadership traits, work ethic, and independence to effectively contribute as a member of the Board. The Nominating and Corporate Governance Committee will meet to discuss and consider the candidate’s qualifications and then will select a nominee by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.

Board Meetings

The Board expects all directors make every effort to attend meetings of the Board and the committees of which they are members. The Board held seven meetings during fiscal 2025. Each of our current directors that served during fiscal 2025 attended at least 75% of the aggregate meetings of the Board held during the period for which he or she served and the committees of the Board on which he or she served during the periods that he or she served during fiscal 2025.

Annual Meetings of Stockholders

While we do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meetings of Stockholders, we encourage, but do not require, directors to attend. Four of our directors attended the 2024 Annual Meeting of Stockholders.

Human Capital Management

Our human capital resources objectives include, as applicable, identifying, recruiting, retaining, incentivizing and integrating our existing and new employees, advisors and consultants. Overall, we consider our employee relations to be good and believe our culture to be central to the success of the Company.

Health and Safety

The health and safety of our employees is of utmost importance to us. We are continuing to enhance our safety program with additional training and internal risk and hazard assessments. We conduct policy and procedure reviews to ensure compliance with health and safety guidelines and regulatory requirements. We provide protective gear (e.g., eye protection, masks, and gloves) as required by applicable standards and as appropriate. Our goal is to achieve a level of work-related injuries as close to zero as possible through continuous investment in our safety program.

10

Compensation and Benefits

Our compensation and benefits program is designed to attract and reward individuals who demonstrate the ability and desire to enhance our workplace culture, support our values, drive our operational and strategic goals, and create long-term value for our stockholders.

Cybersecurity

Cybersecurity is an important part of our Enterprise Risk Management (ERM) program, and the Company seeks to address cybersecurity risks through a comprehensive, cross-functional approach. The Company’s cybersecurity policies, standards, processes, and practices for assessing, identifying and managing material risks from cybersecurity threats and responding to cybersecurity incidents are continuously analyzed and updated. The Company has established controls and procedures, including an Incident Response Plan, that provide for the identification, notification, escalation, communication, and remediation of data security incidents at appropriate levels so that so that decisions regarding the public disclosure and reporting of such incidents can be made by management in a timely manner. As part of its cybersecurity program, the Company utilizes firewalls, anti-malware, intrusion prevention and detection systems, and access controls. The Company periodically assesses and tests its policies, standards, processes and practices that are designed to address cybersecurity threats and incidents, reports results of such assessments to Board, and periodically makes adjustments to the Company’s cybersecurity program based on these exercises. The Company engages third parties to conduct such testing. The Company seeks to identify and oversee cybersecurity risks presented by third parties and their systems from a risk-based perspective by implementing a comprehensive risk assessment framework, conducting regular audits, and establishing stringent security protocols and standards for third-party engagements. This approach ensures that potential vulnerabilities are identified and mitigated, thereby protecting the Company’s assets and maintaining robust security throughout its supply chain. The Company also conducts cybersecurity training for employees (including mandatory training programs for system users).

Our executive management team is responsible for assessing and managing risks from cybersecurity threats to the Company. In addition, in light of the pervasive and increasing threat from cyberattacks, the Board and the Audit Committee, with input from management, assesses the Company’s cybersecurity threats and the measures implemented by the Company in an effort to mitigate and prevent cyberattacks. The Audit Committee consults with management regarding ongoing cybersecurity initiatives, and requests management to report to the full Board regularly on their assessment of the Company’s cybersecurity program and risks. Both the Audit Committee and the full Board receive regular quarterly reports from management on cybersecurity risks and timely reports regarding any significant cybersecurity incident, as well as ongoing updates regarding any such incident until it has been addressed.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which applies to all of our directors, employees, and officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions). The full text of our Code of Business Conduct and Ethics is posted on the Investors section of our website at www.goaxil.com. Any substantive amendment of the Code of Business Conduct and Ethics, and any waiver of the Code of Business Conduct and Ethics for executive officers or directors, will be made only after approval by the Board or the Audit Committee or the Nominating and Corporate Governance Committee of the Board, and will be disclosed on our website. In addition, any such amendment or waiver will be disclosed within four days on a Form 8-K filed with the SEC if then required by applicable rules and regulations, including the rules of the NYSE American, which currently require a Form 8-K to be filed disclosing any waiver of the Code of Business Conduct and Ethics for directors and officers.

11

Insider Trading Policy

The Company’s Insider Trading Policy provides guidelines to officers, directors, employees and agents of the Company with respect to transactions in the Company’s securities. The Company has adopted the Insider Trading Policy and the procedures set forth therein to help prevent insider trading and to assist the Company’s officers, directors, employees and agents in complying with their obligations under the federal securities laws. The Insider Trading Policy applies to all transactions in the Company’s securities, as well as transactions in securities about a company with which the Company does business, such as the Company’s vendors, customers, suppliers and distributors, in which the Company has significant investments, or that is involved in a potential transaction or business relationship with Company. Under the Insider Trading Policy, the Company’s directors, officers and employees are prohibited from engaging in any short sale transactions; investing in Company-based derivative securities, including options, warrants, and similar rights whose value is derived from the value of any of our equity securities, including, without limitation, trading in Company-based put or call option contracts; engaging in hedging or monetization transactions with respect to the Company’s securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and, unless prior written approval has been granted by the Chief Executive Officer, holding our securities in a margin account or otherwise pledging our securities as collateral. For additional information, see the Insider Trading Policy, which is posted on the Investors section of our website at www.goaxil.com.

It is also the policy of the Company that the Company will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material non-public information relating to the Company or its securities other than in compliance with applicable law.

Communication with the Board of Directors

Interested parties, including stockholders, may contact the Board of Directors, including the independent directors, or any committee of the Board of Directors by sending correspondence to AXIL Brands, Inc., 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212, Attention: Secretary. The Secretary will review and promptly forward communications to the appropriate members of the Board of Directors or the appropriate committee. Certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as business solicitation or advertisements, junk mail or spam and overly hostile, threatening, potentially illegal or similarly unsuitable communications.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers were involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past 10 years.

12

DIRECTOR COMPENSATION

The following table sets forth the compensation paid by us to our non-employee directors for the fiscal year ended May 31, 2025, which consisted of the value of restricted stock awards of 5,000 shares of the Company’s common stock granted to our non-employee directors during that fiscal year. We did not pay any other compensation to our non-employee directors during the fiscal year ended May 31, 2025. Mr. Toghraie and Mr. Brown do not receive any separate compensation for their services as director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Peter Dunne	—	20,750	—	20,750
Nancy Hundt	—	20,750	—	20,750
Manu Ohri	—	20,750	—	20,750

(1)	Reflects the grant date fair value of 5,000 shares of restricted common stock granted to each of our non-employee directors on January 13, 2025, which vest on January 13, 2026, except as otherwise provided in the applicable award notice. The value of stock awards in this table represents the fair value of such awards granted or modified during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 – Stockholders’ Equity to our consolidated financial statements included in our 2025 Annual Report. As of May 31, 2025, each of the non-employee directors held a total of 5,000 unvested shares of the Company’s restricted common stock.

13

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal to Ratify Appointment of Salberg & Company, P.A.

The Audit Committee has appointed Salberg as our independent registered public accounting firm for the fiscal year ending May 31, 2026. Salberg has served as our independent registered public accounting firm since 2017. Representatives of Salberg are expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Although neither our Bylaws (as amended, the “Bylaws”) nor other governing documents or law require stockholder ratification of the appointment of Salberg as our independent registered public accounting firm, the Audit Committee considers the appointment of an independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Salberg for ratification by stockholders as a matter of good corporate governance.

If the stockholders fail to ratify the selection of Salberg as the Company’s independent registered public accounting firm for fiscal year 2026, the Audit Committee will consider whether to retain Salberg. In addition, even if stockholders ratify the Audit Committee’s selection, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of the Company and its stockholders.

Audit and Non-Audit Fees

The following table sets forth the fees paid to Salberg for the fiscal years ended May 31, 2025 and 2024:

	Fiscal Year Ended May 31, 2025	Fiscal Year Ended May 31, 2024
Audit Fees(1)	$132,800	$126,000
Audit-Related Fees(2)	2,500	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$135,300	$126,000

(1)	These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

(2)	These fees relate to audit related consulting.

Pre-Approval Policy

Pursuant to the Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permitted non-audit services to be performed for us by our independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). For fiscal year 2025, all services performed by our independent auditors were pre-approved by the Audit Committee.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SALBERG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2026.

14

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table provides information about our executive officers, including their ages, as of the record date. The backgrounds of our executive officers are described above under “Proposal No. 1 – Election of Directors.” There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Jeff Toghraie	58	Chief Executive Officer and Chairman of the Board
Jeff Brown	43	Chief Financial Officer, Chief Operating Officer and Director

15

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by us for the last two fiscal years ended May 31, 2025 and 2024, to our named executive officers (each, an “NEO”), who, for the fiscal year ended May 31, 2025, were Jeff Toghraie, our Chief Executive Officer and Chairman (Principal Executive Officer), and Jeff Brown, our Chief Operating Officer and Chief Financial Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Jeff Toghraie Chief Executive Officer and Chairman	2025	—	—	—	1,403,500	(2)	—	—	227,100	(3)	1,630,600
	2024	—	—	—	—		—	—	—		—
Jeff Brown Chief Operating Officer, Chief Financial Officer, and Director	2025	144,000	—	—	1,002,500	(2)	—	—	120,000	(4)	1,266,500
	2024	144,000	67,000	—	—		—	—	—		211,000

(1)	The value of option awards in this table represents the fair value of such awards granted or modified during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 – Stockholders’ Equity to our consolidated financial statements included in our 2025 Annual Report.

(2)	On October 8, 2024, the Compensation Committee of the Board approved the grant of 350,000 options to purchase the Company’s common stock to Mr. Toghraie and 250,000 options to purchase the Company’s common stock to Mr. Brown. The options were granted effective October 14, 2024 and have an exercise price of $4.01 per share, expire October 31, 2035, and vest and become exercisable in 48 equal monthly installments over the four-year period beginning October 31, 2024, subject to the executive’s continued service with the Company.

(3)	Consists of consulting fees paid by the Company to Intrepid Global Advisors, Inc., of which Mr. Toghraie is the managing director.

(4)	Consists of consulting fees paid by the Company to BZ Capital Strategies, of which Mr. Brown is the co-owner, Chairman and Chief Financial Officer.

Our Chief Executive Officer, Jeff Toghraie, and our Chief Financial Officer and Chief Operating Officer, Jeff Brown, did not have formal employment agreements with the Company in place as of May 31, 2025. Mr. Toghraie was entitled to an annual performance bonus, health benefits and equity awards at the discretion of the Board. Mr. Brown received a base salary of $144,000 per year and was entitled to annual performance bonus, paid vacation, optional health benefits and equity awards at the discretion of the Board.

On August 18, 2025, the Company entered into employment agreements (each, an “Agreement” and, collectively, the “Agreements”) with each of Mr. Toghraie and Mr. Brown (each, an “Executive”) in order to memorialize the terms and conditions of each Executive’s continued employment in his respective position. Each Agreement will remain in effect until the Executive’s employment terminates for any reason in accordance with the terms of the Agreement.

16

Pursuant to the Agreements, Mr. Toghraie receives an annual base salary of $275,000, and Mr. Brown receives an annual base salary of $225,000. Each Executive is eligible for an annual bonus with a target bonus opportunity of not less than 40% of his respective base salary. Each Executive may elect to receive his salary and/or the annual bonus in shares of the Company’s common stock. Each Executive is eligible to participate in long-term incentive programs of the Company, as may be made available at the discretion of the Board. Additionally, each Executive is eligible for paid vacation in accordance with the Company’s policy and is entitled to participate in the employee benefit plans offered by the Company to its senior executives. In the event of a Change of Control (as defined in the Agreements), Mr. Toghraie and Mr. Brown will receive 500,000 and 175,000 fully vested shares of the Company’s common stock (subject to adjustment), respectively. In the event the Company terminates the Executive’s employment without Cause (as defined in the Agreement) or if the Executive resigns for Good Reason (as defined in the Agreement), the Executive will receive accrued compensation and a severance payment equal to a multiple (three times, for Mr. Toghraie, or two times, for Mr. Brown) the sum of his base salary plus the greater of the average annual bonus paid for the prior three fiscal years or his target annual bonus, subject to a release of claims. Upon termination for Cause, resignation without Good Reason, death, or Disability (as defined in the Agreements), the Executive will receive only his accrued compensation. The Agreements also contain customary provisions regarding confidentiality and assignment of work product, as well as provisions relating to indemnification and D&O insurance coverage.

As of May 31, 2025, we did not have any retirement, pension, or profit sharing plans for the benefit of our executive officers and directors.

As of May 31, 2025, the Company did not maintain any arrangement with any of the NEOs that would entitle an NEO to any compensation in connection with the NEO’s resignation, retirement or other termination or in connection with a change of control of the Company. In August 2025, the Company entered into the Agreements, which provide for the compensation described above. In addition, under the Amended and Restated 2022 Equity Incentive Plan (as amended and restated, the “Plan”), upon the occurrence of a change of control (as defined in the Plan), unless otherwise provided in an award agreement: (i) all outstanding stock options will become immediately exercisable in full; (ii) all outstanding performance shares will vest in full as if the applicable performance conditions were achieved in full, subject to certain adjustments, and will be paid out as soon as practicable; and (iii) all restricted stock will immediately vest in full. Subject to the Plan’s terms, the Compensation Committee or the Board has full power and authority to determine whether, to what extent and under what circumstances any outstanding award will be terminated, canceled, forfeited or suspended. Awards to that are subject to any restriction or have not been earned or exercised in full by the recipient will be terminated and canceled if such recipient is terminated for cause.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards held by the NEOs as of May 31, 2025:

		Option Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Jeff Toghraie	5/10/2022	155,000	—		1.80	4/20/2032
	10/14/2024	58,333	291,667	(1)	4.01	10/31/2034
Jeff Brown	5/10/2022	110,000	—		1.80	4/20/2032
	10/14/2024	41,667	208,333	(1)	4.01	10/31/2034

(1)	These options vest and become exercisable in 48 equal monthly installments beginning on October 31, 2024.

17

Policies and Practices Related to the Grant of Certain Equity Awards

We do not schedule the grant of stock options or other equity awards in anticipation of the disclosure of material nonpublic information, and we do not schedule the disclosure of material nonpublic information based on the timing of grants of stock options or other equity awards. We have not adopted any formal policy that would require the Compensation Committee or the Board to grant, or to avoid granting, stock options or other equity awards to our named executive officers or other employees at certain times.

Clawback Policy

During 2024, the Board adopted a Clawback Policy to comply with SEC and NYSE American rules for the clawback of certain executive compensation in the event that we are required to prepare a restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws. In the event of such a restatement, the Clawback Policy provides that the Board or, if so designated by the Board, the Compensation Committee, will require reimbursement or forfeiture of the amount (if any) of incentive compensation received by the executive officer that exceeds the amount of incentive compensation that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid, deemed to have been received by any covered executive officer during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the accounting restatement. Covered executive officers include both current and former executive officers, and incentive compensation includes any compensation that is granted, earned, or vested based (in whole or in part) on the attainment of one or more financial reporting measures. Financial reporting measures are those that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measures that are derived wholly or in part from such measures. The Clawback Policy is effective with respect to covered incentive compensation awarded, granted to or received by a covered executive officer on or after February 14, 2024 and any incentive compensation that was outstanding as of such date.

18

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding executive pay and performance. The table below shows, for each applicable fiscal year, total compensation as reported in the Summary Compensation Table (“SCT”) and “compensation actually paid” (“CAP”) for our principal executive officer (“PEO”) and as an average for all of our other named executive officers (“Non-PEO NEOs”) for the three most-recently completed fiscal years. Both SCT pay and CAP are calculated in accordance with the requirements of Regulation S-K and may differ substantially from the manner in which the Compensation Committee makes decisions regarding executive pay.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)(4)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return ($)(5)	Net Income ($)(6)
2025	1,630,600	2,303,376	1,266,500	1,747,230	130.85	854,988
2024	—	(70,829)	330,763	305,630	133.54	2,003,134
2023	—	512,079	82,389	206,526	163.08	1,824,575

(1)	The named executive officers included in the table above are as follows:

Year	PEO	Non-PEO NEOs
2025	Jeff Toghraie	Jeff Brown
2024	Jeff Toghraie	Jeff Brown and Monica Diaz Brickell
2023	Jeff Toghraie	Jeff Brown, Meenu Jain and Monica Diaz Brickell

(2)	In accordance with the requirements of Item 402(v) of Regulation S-K, CAP values shown in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns are calculated by beginning with total compensation as reported in the SCT for the applicable fiscal year, then (i) subtracting the grant date fair value of awards reported in the “Stock Awards” and “Option Awards” columns of the SCT, and (ii) making various required adjustments related to changes in fair value of stock and option awards for the applicable fiscal year. For purposes of those adjustments, stock and option awards were valued in a manner consistent with the valuation of those awards for financial accounting purposes, but determined as of the end of the fiscal year or the vesting date, as applicable.
19

(3)	The following adjustments were made to determine the CAP of our PEO, Jeff Toghraie, as reported above in the Pay Versus Performance table:
	PEO
	2025	2024	2023
SCT - Total Compensation	$1,630,600	$—	$—
- grant date fair value of stock and option awards granted during the covered fiscal year	(1,403,500)	—	—
+ fair value at fiscal year end of outstanding and unvested stock and option awards granted during the covered fiscal year	1,793,669	—	—
+ change in fair value at fiscal year end of outstanding and unvested stock and option awards granted in prior fiscal years	—	(37,206)	457,248
+ fair value of awards granted during the fiscal year that vested during the covered fiscal year	321,455	—	—
+ change in fair value as of vesting date of stock and option awards granted in prior fiscal years that vested during the covered fiscal year	(38,848)	(33,623)	54,831
- fair value as of prior fiscal year end of stock and option awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	—	—	—
+ dollar value of dividends or earnings paid on stock and option awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	—	—	—
Cumulative Equity Adjustments (subtotal)	672,776	(70,829)	512,079
Compensation Actually Paid	$2,303,376	$(70,829)	$512,079

(4)	The following adjustments were made to determine the CAP of our non-PEO NEOs, as reported in the Pay Versus Performance Table. For non-PEO NEOs, CAP (including each of the adjustments shown below) is calculated on an average basis.

	Non-PEO NEOs
	2025	2024	2023
SCT - Total Compensation	$1,266,500	$330,763	$82,389
- grant date fair value of stock and option awards granted during the covered fiscal year	(1,002,500)	—	(5,000)
+ fair value at fiscal year end of outstanding and unvested stock and option awards granted during the covered fiscal year	1,281,189	—	—
+ change in fair value at fiscal year end of outstanding and unvested stock and option awards granted in prior fiscal years	—	(13,202)	116,166
+ fair value of awards granted during the fiscal year that vested during the covered fiscal year	229,611	—	—
+ change in fair value as of vesting date of stock and option awards granted in prior fiscal years that vested during the covered fiscal year	(27,570)	(11,931)	12,971
- fair value as of prior fiscal year end of stock and option awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	—	—	—
+ dollar value of dividends or earnings paid on stock and option awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	—	—	—
Cumulative Equity Adjustments (subtotal)	480,730	(25,133)	124,137
Compensation Actually Paid	$1,747,230	$305,630	$206,526

20

(5)	Total shareholder return (“TSR”) represents the cumulative investment return of an initial fixed $100 investment in the Company’s common stock at the price per share at market close on the last trading day of the Company’s 2022 fiscal year, assuming reinvestment of any dividends.

(6)	Represents net income (loss) determined in accordance with U.S. generally accepted accounting principles (“GAAP”) and as reported in our Form 10-K for the applicable fiscal year.

The Company’s compensation arrangements with its named executive officers have included both cash compensation (such as base salaries for certain executives) and equity-based compensation (such as stock options and restricted stock). As disclosed in the Pay Versus Performance table above, the Company’s use of equity-based compensation has helped to promote directional alignment between the Company’s TSR, on the one hand, and both the CAP of the PEO and the average CAP of the Non-PEO NEOs, on the other hand.

The Company does not use GAAP net income (loss) as a performance metric in any compensation programs for its named executive officers. Accordingly, the Company does not expect that the CAP of the PEO or the average CAP of the Non-PEO NEOs will necessarily bear any relationship to the Company’s GAAP net income (loss) for any particular year.

21

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth equity compensation plan information as of May 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	902,750	$3.48	1,122,385
Equity compensation plans not approved by security holders	—	$—	—
Total	902,750	$3.48	1,122,385

(1)	Represents shares of common stock to be issued upon exercise of outstanding options to purchase common stock granted pursuant to the Plan as of May 31, 2025. The Plan provides for an annual increase on April 1 of each calendar year, beginning in 2022 and ending in 2031, subject to the approval of the Plan administrator on or prior to such date. Such increase may be equal to the lesser of (i) 4% of the total number of shares of the Company’s common stock outstanding on May 31 of the immediately preceding fiscal year and (ii) such smaller number of shares as determined by the Plan’s administrator. The number of shares authorized for issuance under the Plan will not change unless the Plan’s administrator affirmatively approves an increase in the number of shares authorized for issuance prior to April 1 of the applicable year. All shares available for future issuance are under the Plan.

22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the ownership, as of the record date, of our common stock by each person known by us to be the beneficial owner of more than five percent (5%) of our outstanding common stock, our directors, our named executive officers, and our directors and current executive officers as a group. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.

Shares of our common stock that are subject to options currently exercisable or exercisable within 60 days of the record date and to outstanding shares of convertible preferred stock are deemed to be outstanding for computing the percentage ownership of the person holding these options or shares of preferred stock and the percentage ownership of any group in which the holder is a member, but are not deemed outstanding for computing the percentage of any other person.

We have based our calculation of the percentage of beneficial ownership on 6,757,717 shares of our common stock outstanding on the record date.

Unless otherwise noted below, the address for each of the stockholders in the table below is c/o AXIL Brands, Inc., 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent
5% Stockholders:
Jeff Toghraie, Chief Executive Officer and Chairman(1)	3,551,621	45.6%
Don Frank Nathaniel Vasquez(2)	1,276,251	18.9%
Shircoo, Inc.(3)	534,510	7.9%

Named Executive Officers and Directors (not otherwise included above):
Jeff Brown, Chief Financial Officer, Chief Operating Officer and Director(4)	298,060	4.3%
Peter Dunne, Director(5)	31,250	*
Nancy Hundt, Director(6)	12,273	*
Manu Ohri, Director(7)	20,001	*

All Current Executive Officers and Directors as a Group (5 persons)(8)	3,913,205	49.1%

* Represents beneficial ownership of less than 1% of the outstanding common stock.

(1)	Based on a Schedule 13D/A filed with the SEC on April 2, 2025 by Jeff Toghraie, Intrepid Global Advisors, Inc. (“Intrepid”), of which Mr. Toghraie is the managing director, and Don Frank Nathaniel Vasquez, and a Form 4 filed by Mr. Toghraie with the SEC on October 15, 2024, Mr. Toghraie may be deemed to beneficially own, in the aggregate, 3,551,621 shares of common stock, consisting of 1,246,700 shares of common stock held directly by Intrepid, over which Mr. Toghraie and Intrepid have shared voting and dispositive power; 1,275,000 shares of common stock held directly by Don Frank Nathaniel Vasquez, over which Mr. Toghraie and Intrepid have shared voting power with Mr. Vasquez, pursuant to a Voting Agreement and Irrevocable Proxy between Mr. Vasquez and Intrepid, pursuant to which Intrepid is authorized to vote and exercise all voting rights with respect to such shares; 257,083 shares of common stock issuable upon the exercise of options held by Mr. Toghraie that are exercisable within 60 days of the record date; and 772,838 shares of common stock that may be acquired upon the conversion of Series A Preferred Stock held directly by Intrepid, over which Mr. Toghraie and Intrepid have shared dispositive power. The terms of the Voting Agreement and Irrevocable Proxy will expire on the earlier of: (i) October 17, 2026, (ii) such date and time designated by Intrepid in a written notice to Mr. Vasquez or (iii) the written agreement of Intrepid and Mr. Vasquez to terminate such agreement. The Series A Preferred Stock is convertible into shares of common stock on a twenty-for-one basis, at the option of the holder, at any time; provided, that the holder may not convert that number of shares of Series A Preferred Stock which would cause the holder to become the beneficial owner of more than 5% of the Company’s common stock, as determined in accordance with Sections 13(d) and (g) of the Exchange Act and the rules and regulations thereunder. The number of shares held and percentage included in the table does not take into account the beneficial ownership limitations included in the Series A Preferred Stock. The principal business office of Intrepid is located at 325 N. Maple Drive, #5114, Beverly Hills, California 90210.

23

(2)	Based on a Schedule 13D/A filed with the SEC on April 2, 2025 by Jeff Toghraie, Intrepid, and Don Frank Nathaniel Vasquez, Mr. Vasquez has sole voting power over 1,251 shares of common stock, sole dispositive power over 1,276,251 shares of common stock and shared voting power over 1,275,000 shares of common stock with Intrepid and Mr. Toghraie, pursuant to a Voting Agreement and Irrevocable Proxy between Mr. Vasquez and Intrepid, pursuant to which Intrepid is authorized to vote and exercise all voting rights with respect to such shares. The terms of the Voting Agreement and Irrevocable Proxy will expire on the earlier of: (i) October 17, 2026, (ii) such date and time designated by Intrepid in a written notice to Mr. Vasquez or (iii) the written agreement of Intrepid and Mr. Vasquez to terminate such agreement. The principal business address of Mr. Vasquez is 4700 Summerville Lane, Prosper, Texas 75078.

(3)	The principal address of Shircoo, Inc. is 2350 Allview Terrace East, Los Angeles, California 90068.

(4)	Based on a Schedule 13D/A filed with the SEC on January 13, 2025 by Jeff Brown and BZ Capital Strategies, of which Mr. Brown is the co-owner, Chairman and Chief Financial Officer, and a Form 4 filed by Mr. Brown with the SEC on January 13, 2025, Mr. Brown may be deemed to beneficially own, in the aggregate, 298,060 shares of common stock consisting of: (i) 15,143 shares of common stock held directly by Mr. Brown; (ii) 182,917 shares of common stock issuable upon the exercise of options held by Mr. Brown that are exercisable within 60 days of the record date; and (iii) 100,000 shares of common stock held directly by BZ Capital Strategies. The principal business address of BZ Capital Strategies is 200 N. Swall Drive, Unit 513, Beverly Hills, California 90211.

(5)	Includes 5,000 shares of unvested restricted stock, which will vest on January 13, 2026.

(6)	Includes 5,000 shares of unvested restricted stock, which will vest on January 13, 2026.

(7)	Includes 5,000 shares of unvested restricted stock, which will vest on January 13, 2026, and 10,000 shares held by Anarjay Concepts Inc., of which Mr. Ohri is the principal.

(8)	Includes 15,000 shares of unvested restricted common stock, options to purchase 440,000 shares of common stock that are exercisable within 60 days of the record date, and 772,838 shares of common stock that may be acquired upon the conversion of Series A Preferred Stock. This group includes all current directors and executive officers as of the record date.

Changes in Control

We are unaware of any contract, or other arrangement or provision, the operation of which may at any subsequent date result in a change in control of our Company.

24

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. To our knowledge, based on solely a review of these reports filed with the SEC, we believe that all Section 16 filing requirements applicable to our executive officers, directors and greater than 10% stockholders were complied with during the fiscal year ended May 31, 2025.

25

AUDIT COMMITTEE REPORT

In accordance with its written charter, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	Reviewed and discussed the audited financial statements with management and the independent auditors;

(2)	Discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, with and without management present; and

(3)	Received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and discussed with the independent auditors the independent auditors’ independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended May 31, 2025, as filed with the SEC.

Audit Committee of the Board of Directors:

Manu Ohri, Chair

Peter Dunne

Nancy Hundt

26

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since June 1, 2023, to which we were or will be a party, in which:

•	the amount involved in the transaction exceeds the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years; and

•	in which any of our executive officers, directors, director nominees or holders of 5% or more of any class of our voting capital stock, or any immediate family member of any of the foregoing, had or will have a direct or indirect material interest.

The Company reviews and approves all related party transactions.

The Company’s Chief Executive Officer and Chairman, Jeff Toghraie, is the managing director of Intrepid. Intrepid has, from time to time, provided advances to the Company for working capital purposes. Intrepid was paid approximately $227,100 in consulting fees for the year ended May 31, 2025 and $0 for the year ended May 31, 2024. At May 31, 2025, the Company had an amount receivable from Intrepid of $222 relating to an overpayment, and as of May 31, 2024, an amount payable of $11,798. Intrepid was paid approximately $66,100 in consulting fees for the three months ended August 31, 2025 and at August 31, 2025, the Company had a payable to Intrepid of $151,269. During the year ended May 31, 2025, advances from Intrepid were $6,950,210 and repayments to Intrepid were $6,962,230. During the year ended May 31, 2024, advances from Intrepid were $8,939,403 and repayments to Intrepid were $9,085,677. During the three months ended August 31, 2025, advances from Intrepid were $1,207,693 and repayments to Intrepid were $1,056,202. Advances made from Intrepid are short-term in nature and non-interest bearing. Additionally, pursuant to a voting agreement, effective June 16, 2022, as amended effective November 7, 2022, with A&A and Intrepid, the Company was subject to certain limitations on our ability to sell its capital stock until June 2024.

The Company’s Board member, Chief Financial Officer, and Chief Operating Officer is the co-owner, Chairman and Chief Financial Officer of, and has a controlling interest in, BZ Capital Strategies. BZ Capital Strategies was paid $120,000 in consulting fees for the year ended May 31, 2025 and $40,000 in consulting fees for three months ended August 31, 2025.

27

OTHER INFORMATION

Annual Report

The Company will mail without charge, upon written request from any stockholder, a copy of our 2025 Annual Report, including the financial statements, schedules and list of exhibits. Requests should be sent to AXIL Brands, Inc., 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212, Attention: Secretary.

Stockholder Proposals for the 2026 Annual Meeting

In order to be included in the Company’s proxy materials for the 2026 Annual Meeting of Stockholders, a stockholder proposal must be received in writing by the Company at AXIL Brands, Inc., 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212, Attention: Secretary by no later than July 1, 2026, and otherwise comply with all requirements of the SEC for stockholder proposals. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.

In addition, the Bylaws provide that any stockholder who desires to nominate a person for election as a director or bring a proposal before an annual meeting must give timely written notice of such nomination or proposal to the Company’s Secretary at the address above. To be timely, the notice must be delivered to the above address not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. For our 2026 Annual Meeting of Stockholders, a notice proposing nomination of a director candidate or notice of any other proposal must be received no earlier than September 18, 2026 and no later than October 18, 2026. The Bylaws specify the information that must accompany any such stockholder notices. A copy of the Bylaws is available upon request from our Secretary at the address above. In addition, our Bylaws have been filed with the SEC as an exhibit to our Exchange Act reports and can be accessed through the SEC’s website.

In addition to satisfying the foregoing requirements under our Bylaws, including advance notice of director nominations, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than October 19, 2026. Such notice may be mailed to our Secretary at the address above.

Any proxy granted with respect to the 2026 Annual Meeting of Stockholders will confer on the proxyholder discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Secretary within the timeframes provided above.

Forward-Looking Statements

Certain statements set forth in this proxy statement are forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, outlook, and expected growth, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “aim,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors, many of which have outcomes that are difficult to predict and may be outside our control, that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this proxy statement represent our views as of the date of this proxy statement. We anticipate that subsequent events and developments will cause our views to change; however, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this proxy statement. Our subsequent SEC filings may contain updates to the forward-looking statements contained herein.

28

Our Website

Although we include references to our website throughout this proxy statement, information contained on or accessible through our website is not a part of, and is not incorporated by reference into, this proxy statement or any other report or document we file with the SEC. Any reference to our website throughout this proxy statement is intended to be an inactive textual reference only.

29

OTHER MATTERS

The Board is not aware of any other matter to be presented at the Annual Meeting except those described in this proxy statement. However, if any other matter is properly presented, the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

By Order of the Board of Directors:

Jeff Toghraie

Chief Executive Officer and Chairman of the Board of Directors

Beverly Hills, California

October 23, 2025

30

AXIL BRANDS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 17, 2025, AT 9:00 A.M., PACIFIC TIME

The undersigned stockholder(s) of AXIL Brands, Inc., a Delaware corporation (the "Company"), hereby revoking any proxy heretofore given, hereby appoints Jeff Toghraie and Jeff Brown, and each of them individually, as attorneys and proxies of the undersigned, with the power to act without the other and with full power of substitution, and hereby authorizes them to represent and vote all of the shares of stock of the Company held of record by the undersigned as of October 22, 2025 with all the power which the undersigned would have if present at the Annual Meeting of Stockholders to be held at 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212 on December 17, 2025, at 9:00 a.m. Pacific Time and any adjournment or postponement thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The proxies are also authorized, in their discretion, to vote upon such other matters as may come before the Annual Meeting of Stockholders.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

<u>**VOTING INSTRUCTIONS**</u>

If you vote by phone or internet, please DO NOT mail your proxy card.

Read our proxy statement before you vote by proxy.

INTERNET:	https://www.westcoaststocktransfer.com/AXIL
MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
PHONE:	Call 1-619-664-4780 and a representative will assist with casting your vote. This is not an automated service.
CONTROL NUMBER:	

Scan the QR code to the left with your phone to view the materials and vote.

Have your proxy card in hand when voting by internet or telephone. To vote by internet, go to the above internet website or scan the above QR code. Enter your "Control Number" printed above and then follow the instructions provided to cast your vote. If you cast your vote by internet or telephone, you need not return a proxy card. You will be appointing the proxies to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may cast your vote by internet or telephone through 11:59 p.m. Eastern Time on December 16, 2025.

→ **Please ensure you fold then detach and retain this portion of this Proxy** →

ANNUAL MEETING OF THE STOCKHOLDERS OF AXIL BRANDS, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

CONTROL NUMBER:

CONTROL NUMBER:

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	→	**FOR**	**WITHHOLD**	
Election of Directors:				
Peter Dunne		☐	☐	
Manu Ohri		☐	☐	
Proposal 2	→	**FOR**	**AGAINST**	**ABSTAIN**
To ratify the appointment of Salberg & Company, P.A. as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2026.		☐	☐	☐

Proposal 1 is to elect Mr. Dunne and Mr. Ohri to serve as Class II directors for terms that will expire at the 2028 Annual Meeting of Stockholders. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, AND IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED, "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, "FOR" RATIFICATION OF THE AUDITOR APPOINTMENT IN PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

IMPORTANT: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2025

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)